AAMG Tax Auctions, LLC ABS-15G

Exhibit 99.1

Independent Accountants’ Agreed-Upon Procedures Report

AAMG Tax Auctions, LLC (the “Company”)
Capital One Securities, Inc.

(together, the “Specified Parties”)

Re: Acacia 2025-1, LLC – Data File Procedures

We have performed the procedures described below on the specified attributes in an electronic data file entitled “Acacia 2025-1 Tax Lien Data Tape_As of 9.12.2025_KPMG v2.xlsx” provided by the Company on October 17, 2025, containing information on 13,915 tax liens as of September 12, 2025 (the “Data File”), which we were informed are intended to be included as collateral in the offering by Acacia 2025-1, LLC. The Company is responsible for the specified attributes identified by the Company in the Data File.

The Specified Parties have agreed to and acknowledged that the procedures performed are appropriate to meet their intended purpose of assisting specified parties in evaluating the accuracy of the specified attributes in the Data File. This report may not be suitable for any other purpose. No other parties have agreed to or acknowledged the appropriateness of these procedures for the intended purpose or any other purpose.

The procedures performed may not address all the items of interest to a specified party of this report and may not meet the needs of all specified parties of this report and, as such, specified parties are responsible for determining whether the procedures performed are appropriate for their purposes. We make no representation regarding the appropriateness of the procedures either for the intended purpose or for any other purpose.

Unless otherwise stated, the following definitions have been adopted in presenting our procedures and findings:

•	The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise stated. Such compared information was deemed to be in agreement if differences were within the reporting threshold.

•	The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise stated. Such recomputed information was deemed to be in agreement if differences were within the reporting threshold.

•	The term “reporting threshold” means that dollar amounts, percentages, Purchase Date were within $1.00, 0.1%, and 3 days, respectively, except for dollar amounts related to Market Value which were within $20.00.

•	The term “Initial Data File” means an electronic data file entitled “Acacia 2025-1 Tax Lien Data Tape_As of 9.12.2025_KPMG.xlsx” provided by the Company on September 25, 2025, containing information on 13,915 tax liens as of September 12, 2025.

•	The term “Cutoff Date” means September 12, 2025.

•	The term “Data File Extract Date” means September 16, 2025, related to the Recomputed Interest Amount and Recomputed Redemptive Value for the Selected Tax Liens.

•	The term “Sources” means the following information and documents provided as electronic copies and/or electronic images by the Company:

-	Bidder Purchase Details, Bidder Receipt, Buyer Activity, Certificate Details, Certificate of Delinquency Lien, Certificate of Purchase, Certificate of Redemption, Certificate of Sale, County Assessor History, Delinquent Property Tax, Fee Detail, Fee Invoice, Final Auction Invoice, Property Details, Property Record, Property Tax Information, Property Valuation, Tax Sale Bidder Application, Tax Sale Certificate, Tax Sale Details, Tax Sale Overview, Tax Sale Report, and/or Winning Bid Summary;

-	Property Type and Market Value (property appraisal value) related to one or more tax liens sold by a specific county, which we obtained from the specific county assessor’s websites (“County Assessor’s Websites”) listed in Exhibit B;

-	Excel files containing the transaction history for Selected Tax Liens in Illinois (the “Illinois Transaction History Files”) which the Company represented was extracted from the Company’s servicing system.

-	Excel files detailing each state’s statutory interest rate, statutory penalty rate, interest rate accrual methodology, and penalty rate accrual methodology (the “State Interest Overview Files”).

•	The term “Instructions” means the instructions provided by the Company pertaining to a procedure, attribute, or methodology listed in Exhibit C.

•	The term “Provided Information” means the Initial Data File, Cutoff Date, Data File Extract Date, Sources, and Instructions.

The procedures we were instructed by the Company to perform and the associated findings are as follows:

A.	We randomly selected a sample of 100 Tax Liens from the Initial Data File (the “Selected Tax Liens”). A listing of the Selected Tax Liens is attached hereto as Exhibit A. For purposes of this procedure, the Company did not inform us of the basis they used to determine the number of Tax Liens we were instructed to randomly select from the Initial Data File.

B.	For each Selected Tax Lien, we compared or recomputed the specified attributes in the Initial Data File listed below to or using the corresponding information included in the Sources, utilizing the Instructions, as applicable. The Specified Parties indicated that the absence of any of the information in the Sources or the inability to agree the indicated information from the Initial Data File to the Sources for each of the attributes identified, utilizing the Instructions, as applicable, constituted an exception. The Sources are listed in the order of priority.

Attribute	Sources/Instructions
Purchase Date	Bidder Purchase Details, Bidder Receipt, Buyer Activity, Certificate Details, Certificate of Delinquency Lien, Certificate of Purchase, Certificate of Sale, Final Auction Invoice, Tax Sale Certificate, Tax Sale Details, Winning Bid Summary, and Instructions
Tax Year/Vintage	Bidder Purchase Details, Bidder Receipt, Buyer Activity, Certificate Details, Certificate of Delinquency Lien, Certificate of Purchase, Certificate of Sale, Final Auction Invoice, Tax Sale Certificate, Tax Sale Details, or Winning Bid Summary
Bankruptcy	Instructions

Attribute	Sources/Instructions
County	Bidder Purchase Details, Certificate Details, Certificate of Delinquency Lien, Certificate of Purchase, Certificate of Sale, County Assessor History, Final Auction Invoice, Property Details, Property Record, Property Tax Information, Tax Sale Certificate, Tax Sale Report, or Winning Bid Summary
Address	Bidder Purchase Details, Buyer Activity, Certificate of Delinquency Lien, Certificate of Purchase, Certificate of Sale, Final Auction Invoice, Property Details, Property Record, Tax Sale Certificate, or Tax Sale Details
State	Bidder Purchase Details, Certificate of Delinquency Lien, Certificate of Purchase, Certificate of Sale, County Assessor History, Final Auction Invoice, Property Details, Property Record, Property Tax Information, Tax Sale Certificate, Tax Sale Report, Winning Bid Summary, or County Assessor’s Websites
Property Type	Property Details, Property Record, Property Tax Information, Property Valuation, County Assessor’s Websites, and Instructions
Current Interest Rate	Bidder Purchase Details, Certificate Details, Certificate of Purchase, Certificate of Redemption, Certificate of Sale, Delinquent Property Tax, Tax Sale Bidder Application, Tax Sale Certificate, Tax Sale Overview
Tax Amount	Bidder Purchase Details, Certificate Details, Certificate of Delinquency Lien, Certificate of Purchase, Certificate of Sale, Final Auction Invoice, Tax Sale Certificate, Tax Sale Details, Winning Bid Summary, and Instructions
Overbid Amount	Bidder Purchase Details, Bidder Receipt, Certificate of Purchase, Certificate of Sale, Final Auction Invoice, Tax Sale Certificate, Tax Sale Details, Winning Bid Summary and Instructions
Reimbursable Fees	Fee Detail, Fee Invoice, Tax Sale Certificate, and Instructions
Assessed Value	County Assessor’s Websites, Certificate Details, Property Details, Property Record, Property Tax Information, Property Valuation, Tax Sale Report, and Instructions
Recomputed Redemptive Value	Interest Amount, Tax Amount, Subsequent Tax Amount, Prior Tax Amount, Overbid Amount, and Penalty Amount from the Initial Data File, and Instructions
Recomputed Interest Amount	Tax Amount, Overbid Amount, Prior Tax Amount, Purchase Date, and Current Interest Rate from the Initial Data File, statutory interest rate and accrual methodology in the State Interest Overview Files, Illinois Transaction History Files, and Instructions
Recomputed Combined OLTV	Redemptive Value and Assessed Value from the Initial Data File, and Instructions

We found such information to be in agreement, except as listed in Exhibit D and certain Selected Tax Liens with differences related to Assessed Value and Recomputed Combined OLTV.

C.	The Company identified that the Assessed Value field and Recomputed Combined OLTV field in the Initial Data File were not populated correctly from the Company’s servicing system. The Data File reflects the revision of the Assessed Value field and Recomputed Combined OLTV field as determined appropriate by the Company. We reperformed Procedure B for the Selected Tax Liens in the Data File.

We found such information to be in agreement, except as listed in Exhibit D.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants, which involves us performing the specific procedures agreed to and acknowledged above and reporting on findings based on performing those procedures. We were not engaged to and did not conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes in the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported.

We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

The procedures performed were applied based on the information included in the Initial Data File, Data File and Provided Information, without verification or evaluation of such information by us; therefore, we express no opinion or any other form of assurance regarding (i) the reasonableness of the information provided to us by the Company, (ii) the physical existence of the tax liens, (iii) the reliability or accuracy of the Provided Information which was used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the tax liens to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such tax liens being securitized, (iii) the compliance of the originator of the tax liens with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the tax liens that would be material to the likelihood that the issuer of the asset-backed securities will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by the nationally recognized statistical rating organizations (“NRSROs”).

The terms of our engagement are such that we have no responsibility to update this report because of events and circumstances that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors or the NRSROs, who are not identified in the report as the Specified Parties but may have access to this report as required by law or regulation.

/s /KPMG LLP

Irvine, California
October 24, 2025

Exhibit A – The Selected Tax Liens

Selected Tax Lien	Selected Tax Lien ID*	Selected Tax Lien	Selected Tax Lien ID*
1	2025-1-01	51	2025-1-51
2	2025-1-02	52	2025-1-52
3	2025-1-03	53	2025-1-53
4	2025-1-04	54	2025-1-54
5	2025-1-05	55	2025-1-55
6	2025-1-06	56	2025-1-56
7	2025-1-07	57	2025-1-57
8	2025-1-08	58	2025-1-58
9	2025-1-09	59	2025-1-59
10	2025-1-10	60	2025-1-60
11	2025-1-11	61	2025-1-61
12	2025-1-12	62	2025-1-62
13	2025-1-13	63	2025-1-63
14	2025-1-14	64	2025-1-64
15	2025-1-15	65	2025-1-65
16	2025-1-16	66	2025-1-66
17	2025-1-17	67	2025-1-67
18	2025-1-18	68	2025-1-68
19	2025-1-19	69	2025-1-69
20	2025-1-20	70	2025-1-70
21	2025-1-21	71	2025-1-71
22	2025-1-22	72	2025-1-72
23	2025-1-23	73	2025-1-73
24	2025-1-24	74	2025-1-74
25	2025-1-25	75	2025-1-75
26	2025-1-26	76	2025-1-76
27	2025-1-27	77	2025-1-77
28	2025-1-28	78	2025-1-78
29	2025-1-29	79	2025-1-79
30	2025-1-30	80	2025-1-80
31	2025-1-31	81	2025-1-81
32	2025-1-32	82	2025-1-82
33	2025-1-33	83	2025-1-83
34	2025-1-34	84	2025-1-84
35	2025-1-35	85	2025-1-85
36	2025-1-36	86	2025-1-86
37	2025-1-37	87	2025-1-87
38	2025-1-38	88	2025-1-88
39	2025-1-39	89	2025-1-89
40	2025-1-40	90	2025-1-90
41	2025-1-41	91	2025-1-91
42	2025-1-42	92	2025-1-92
43	2025-1-43	93	2025-1-93
44	2025-1-44	94	2025-1-94
45	2025-1-45	95	2025-1-95
46	2025-1-46	96	2025-1-96
47	2025-1-47	97	2025-1-97
48	2025-1-48	98	2025-1-98
49	2025-1-49	99	2025-1-99
50	2025-1-50	100	2025-1-100
(*) The Company has assigned a unique Selected Tax Lien ID to each tax lien in the Initial Data File and Data File. The Selected Tax Lien IDs referred to in this Exhibit are not the actual Tax Lien IDs.

Exhibit B – County Assessor’s Websites (provided by the Company)

State	County	Website
Alabama	Mobile	https://esearch.mobilecopropertytax.com/
Arizona	Maricopa	https://mcassessor.maricopa.gov
Florida	Lee	https://www.leepa.org
Florida	Hillsborough	https://www.hcpafl.org/
Florida	Pinellas	https://www.pcpao.gov
Illinois	Cook	https://assessorpropertydetails.cookcountyil.gov
Illinois	DuPage	https://propertylookup.dupagecounty.gov
Illinois	Kane	https://kaneil.devnetwedge.com
Illinois	Kankakee	https://kankakeeil.devnetwedge.com
Illinois	Lake	https://tax.lakecountyil.gov
Kentucky	Henderson	https://beacon.schneidercorp.com/
Maryland	Baltimore City	https://sdat.dat.maryland.gov/RealProperty/Pages/default.aspx
Mississippi	Hinds	https://www.co.hinds.ms.us/
Mississippi	All other counties	https://www.deltacomputersystems.com
South Carolina	Richland	https://property.spatialest.com/sc/richland#

Exhibit C – Instructions

Attribute	Instructions
Purchase Date	For Selected Tax Lien #53, we were instructed by the Company to compare the month and year of the “Tax Sale Date” field in the Initial Data File or the Data File, where applicable, to the Bidder Purchase Details.
Bankruptcy	Consider a value other than “Bankruptcy” in the “Tags” field in the Initial Data File or the Data File, where applicable, to represent that the Selected Tax Lien is not in Bankruptcy. We were informed by the Company that none of the Selected Tax Liens were in Bankruptcy.
Property Type	Consider a Property Type of “Residental” in the Initial Data File or the Data File, where applicable, to be “Residential”
Tax Amount	For Selected Tax Liens #1 and #2, we were instructed by the Company to subtract the $5 nonredeemable processing fee in the State Interest Overview Files from the total Tax Amount.
Overbid Amount	For Selected Tax Liens with a value of “0” in the “Premium” field in the Initial Data File or the Data File, where applicable, consider the Overbid Amount to be $0.
Reimbursable Fees	For Selected Tax Liens with a value of “0” in the “Redeemable Fees” field in the Initial Data File or the Data File, where applicable, consider the Reimbursable Fees to be $0.
Assessed Value

Consider the market value in the Sources to be the Assessed Value for Selected Tax Liens in the following counties:

-   Cook County, Illinois

-   DuPage County, Illinois

-   Greene County, Missouri

-   Kankakee County, Illinois

-   Lake County, Illinois

-   Montgomery County, Maryland

-   Pinellas County, Florida

-   Richland, South Carolina

For Selected Tax Liens in Cook County, Illinois, if the market value was not listed in the Sources, recompute the market value as the product of (i) the assessed value in the Sources and (ii) 10.

Recomputed Redemptive Value	Recompute as the sum of “Accrued Interest,” “Beginning Balance,” “Sub Tax Total,” “Prior Tax,” “Penalty Amount,” “Redeemable Fees,” and “Premium” fields in the Initial Data File or the Data File, where applicable.

Attribute	Instructions
Recomputed Interest Amount

Recompute as the sum of:

(a)   the product of

(i)          the “Beginning Balance” field in the Initial Data File or the Data File, where applicable,

(ii)         the “Beginning Balance Rate” field in the Initial Data File or the Data File, where applicable, and the respective statutory interest accrual methodology from the State Interest Overview Files, and

(iii)        the number of days between the “Tax Sale Date” field in the Initial Data File or the Data File, where applicable, and

a.     For Selected Tax Liens not in Alabama, the Data File Extract Date;

b.     For Selected Tax Liens in Alabama, June 30, 2025;

(b) for Selected Tax Liens in Illinois, the sum of

(i)          the product of,

a.     the subsequent tax amount in the Illinois Transaction History Files,

b.     the “Sub Lien Rate” field in the Initial Data File or the Data File, where applicable, and the respective statutory interest accrual methodology from the State Interest Overview Files, and

c.       the number of days between the subsequent tax payment date in the Illinois Transaction History Files and Data File Extract Date, and,

(ii)         the product of

a.     the “Prior Tax” field in the Initial Data File or the Data File, where applicable,

b.     the “Beginning Balance Rate” field in the Initial Data File or the Data File, where applicable, and the respective statutory interest accrual methodology from the State Interest Overview Files, and

c.     the number of days between the prior tax payment date in the Illinois Transaction History Files and Data File Extract Date, and,

(c) for Selected Tax Liens in Indiana, the product of

(i)   the “Premium” field in the Initial Data File or the Data File, where applicable,

(ii)   the “Beginning Balance Rate” field in the Initial Data File or the Data File, where applicable, and the respective statutory interest accrual methodology from the State Interest Overview Files, and

Attribute	Instructions

(iii)  the number of days the “Tax Sale Date” field in the Initial Data File or the Data File, where applicable, and the Data File Extract Date, and,

(d)  the product of (i) the statutory penalty rate and accrual methodology from the State Interest Overview Files and (ii) the “Beginning Balance” field in the Initial Data File or the Data File, where applicable.

For Selected Tax Liens in Mississippi with a Purchase Date on or after August 12, 2025, consider the Interest Amount to be $0.

Recomputed Combined OLTV	Recompute as the “Total Red Recalc” field divided by the “Assessed Value Assessor FMV” field in the Initial Data File or the Data File, where applicable.

Exhibit D - Exception List

Selected Tax Lien #	Selected Tax Lien ID	Attribute	Per Initial Data File	Per Data File	Per Sources/Instructions
25	2025-1-25	Current Interest Rate	3.00%	3.00%	0.00%
36	2025-1-36	Current Interest Rate	1.67%	1.67%	20.00%
37	2025-1-37	Current Interest Rate	1.67%	1.67%	20.00%
85	2025-1-85	Address	0	0	Redacted
95	2025-1-95	Assessed Value	$3,370,000	$3,370,000	$1,924,700
99	2025-1-99	Assessed Value	$511,500	$511,500	$55,000